                                                                    EXHIBIT 23.2

                          Independent Auditors' Consent



               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8 dated January 30, 2001) of Holly Corporation of our report dated September 21, 2000, with respect to the consolidated financial statements of Holly Corporation included in its Annual Report (Form 10-K) for the year ended July 31, 2000, filed with the Securities and Exchange Commission.




                                              /s/ ERNST & YOUNG LLP
                                              ERNST & YOUNG LLP


Dallas, Texas
January 29, 2001